Subsequent Events	12 Months Ended
Jun. 30, 2024
Subsequent Events
Subsequent Events
19.	Subsequent Events

On July 23, 2024, the Company signed an agreement with an arms-length third-party advisor to settle a fee of US$800,000 in consideration for the issuance of 666,667 common shares at a deemed price of US$1.20 per Advisory Share. The consultant was subsequently appointed as a member of executive management. Services provided were advisory in nature and did not assume management responsibilities.

On August 9, 2024, the Company granted 1,063,394 stock options, 1,357,289 RSUs, and 441,935 DSUs to employees, directors, and management under the Company’s shareholder-approved incentive plans. The stock options, exercisable at $1.55 per share, will vest in equal thirds over 36 months and expire in 60 months. The RSUs will also vest in equal thirds over 36 months. DSUs will vest after 12 months and settle in common shares upon the holder’s departure from the Company or a change of control.

On September 1, 2024, David Park was appointed as the Chief Executive Officer and Director of the Company following the retirement of Robert Mintak.

On September 20, 2024, the Company announced that SWA Lithium LLC, which holds the South West Arkansas Project, and that the Company holds a 55% joint venture interest in, had been selected for a US$225 million grant from the U.S. Department of Energy (“DOE”). The provisional grant is dependent on completing successful final negotiations with the DOE.